UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – February 1, 2005

Correctional Properties Trust

(Exact name of Registrant as specified in its declaration of trust)

Maryland	1-14031	65-0823232

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 PGA Blvd., Suite 750, Palm Beach Gardens, Florida 33410

(Address and zip code of principal executive offices)

(561) 630-6336

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The following information is included herein this report pursuant to Item 5.02(b):

On February 1, 2005, Mr. William M. Murphy resigned from the Board of Trustees of Correctional Properties Trust. Mr. Murphy served as a trustee of the Company since its formation in 1998, and served as a member of the Board of Trustee’s Corporate Governance and Nominating Committee, Independent Committee, Investment Committee and Audit Committee for which he served as Chairman.

The press release issued by Correctional Properties Trust on February 4, 2005 is attached hereto as Exhibit 99.1 to this Form 8-K filing.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit Number	Description

99.1	Press Release dated February 4, 2005.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORRECTIONAL PROPERTIES TRUST
February 4, 2005	By:	/s/ David J. Obernesser
David J. Obernesser
Vice President and Chief Financial Officer

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